Other Financial Assets	12 Months Ended
Dec. 31, 2018
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Other Financial Assets
10	OTHER FINANCIAL ASSETS

On April 2016, the Company sold their 1.64% of interest held in Transportadora de Gas del Peru S.A. (TGP) for S/107.3 million, resulting in a net profit of S/46.3 million, as shown in the income statement, within “Profit (loss) on sale of investments”. The balance of its investment at the date of sale was S/117.1 million.

The cumulative amount of fair values at the date of sale amounting to S/41.5 million (S/56 million of gain on fair value and S/14.6 million of income tax), as recognized in the statement of comprehensive income was transferred to profits for the period.